                                                                    Exhibit 32.2

                    CERTIFICATION OF CHIEF FINANCIAL OFFICER

  Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 (18 U.S.C.ss.1350)

      Pursuant   to  Section  906  of  the   Sarbanes-Oxley   Act  of  2002  (18
U.S.C.ss.1350),  the undersigned,  Matthew F. Mark,  Chief Financial  Officer of
Everlast  Worldwide Inc., a Delaware  corporation (the  "Company"),  does hereby certify, to his knowledge, that:

      The  Quarterly  Report on Form 10-Q for the quarter ended June 30, 2003 of the Company (the "Report") fully complies with the requirements of section 13(a)
or 15(d) of the Securities  Exchange Act of 1934, and the information  contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

                                             /s/ Matthew F. Mark
                                             -----------------------------
                                             Matthew F. Mark
                                             Chief Financial Officer
                                             August 14, 2003